Exhibit 10.20

SECOND AMENDMENT
OF THE
CONSECO DEFERRED COMPENATION PLAN
(Effective as of January 1, 2007)

WHEREAS, Conseco Services, LLC (the “Company”) maintains the Conseco Deferred Compensation Plan (Effective as of January 1, 2007) (the “Plan”); and
WHEREAS, the Company desires to amend to the Plan to disallow deferrals of commissions earned by Plan participants;
NOW, THEREFORE, pursuant to the power reserved to the Company under Section 12.2 of the Plan and delegated to the undersigned officer of the Company, the Plan is hereby amended, effective as of January 1, 2009, in the following particulars:

1.	By removing all references to the word “Commissions” in the following Sections of the Plan: 1.3, 1.5, 1.10, 2.2, 3.1, 3.2, 3.3, 3.4, 3.8 and 3.10.

2.	By replacing Section 1.15 with the following:
“1.15    [Reserved]”

3.	By replacing the chart in subsection 3.1(a) with the following chart:

Deferral	Minimum Amount
Base Salary, Bonus and/or LTIP Amounts	$3,000 aggregate

4.	By replacing the chart in subsection 3.2(a) with the following chart:

Deferral	Maximum Percentage
Base Salary	75%
Bonus	100%
LTIP Amounts	100%

IN WITNESS WHEREOF, the Company has caused this amendment to be executed on its behalf by the undersigned officer this _______ day of _________, 2008, but effective as of January 1, 2009.

CONSECO SERVICES, LLC

By:	/s/ Edward J. Bonach
Edward J. Bonach, President

ATTEST:

/s/ Karl W. Kindig
Karl W. Kindig, Secretary

THIRD AMENDMENT
OF THE
CONSECO DEFERRED COMPENATION PLAN
Effective as of January 1, 2007
WHEREAS, CNO Services, LLC (the “Company”) maintains the Conseco Deferred Compensation Plan (Effective as of January 1, 2007) (the “Plan”); and
WHEREAS, the Company desires to amend to the Plan to reflect a change in the Company’s name from Conseco Services, LLC to CNO Services, LLC;
NOW, THEREFORE, pursuant to the power reserved to the Company under Section 12.2 of the Plan and delegated to the undersigned officer of the Company, the Plan is hereby amended, effective as of September 1, 2010, by (a) changing the name of the Plan to CNO Deferred Compensation Plan, and (b) replacing all references in the Plan to the word “Conseco” with “CNO”.
IN WITNESS WHEREOF, the Company has caused this amendment to be executed on its behalf by the undersigned officer this 20th day of September, 2010, but effective as of September 1, 2010.

CNO SERVICES, LLC

By:	/s/ Edward J. Bonach
Edward J. Bonach, President

ATTEST:

/s/ Karl W. Kindig
Karl W. Kindig, Secretary

FOURTH AMENDMENT
OF THE
CNO DEFERRED COMPENSATION PLAN
(Effective as of January 1, 2007)
WHEREAS, CNO Services, LLC (the “Company”) maintains the CNO Deferred Compensation Plan (Effective as of January 1, 2007) (the “Plan”); and
WHEREAS, the Company desires to amend to the Plan, effective as of June 1, 2016, to provide that (i) “scheduled distributions” of amounts contributed to the Plan on and after June 1, 2016 may be paid in up to five annual installments, and (ii) a benefit distribution date caused by a termination of employment or retirement shall not supersede a scheduled distribution; and
NOW, THEREFORE, pursuant to the power reserved to the Company under Section 12.2 of the Plan and delegated to the undersigned officer of the Company, the Plan is hereby amended, effective as of June 1, 2016, in the following particulars:
1.    By replacing Section 4.1 in its entirety with the following:

“4.1
Scheduled Distribution. In connection with each election to defer an Annual Deferral Amount, a Participant may irrevocably elect to receive a scheduled distribution (a “Scheduled Distribution”) of all or a portion of such Annual Deferral Amount. In addition, a Participant may elect to receive a Scheduled Distribution of any Company Contribution Amount or Supplemental Contribution Amount or both (as permitted by the Committee in its sole discretion), provided that the election is delivered to the Committee either (i) within thirty (30) days of the Participant’s commencement date and accepted by the Committee, or (ii) by the December 31st preceding the Plan Year in which the Company Contribution Amount or Supplemental Contribution Amount or both are deposited in the Participant’s Annual Account, or before such other deadline established by the Committee in accordance with the requirements of Code Section 409A and related Treasury guidance or Regulations.

Scheduled Distributions shall be paid (i) in the form of a lump sum payment, or (ii) solely with respect to any Annual Deferral Amount, Company Contribution Amount or Supplemental Contribution Amount contributed to the Plan on and after June 1, 2016, pursuant to either a lump sum or an Annual Installment Method of up to five (5) years, or in any combination of the two, in an amount equal to the portion of the Annual Deferral Amount, Company Contribution Amount or Supplemental Contribution Amount the Participant elected to have distributed as a Scheduled Distribution, plus amounts credited or debited in the manner provided in Section 3.9 above on that amount, calculated as of the close of business on or as soon as reasonably practicable following the date on which the Scheduled Distribution becomes payable.

Subject to the other terms and conditions of this Plan, each Scheduled Distribution shall be paid out (or commence) during the sixty (60) day period commencing immediately after the first day of the Plan Year designated by the Participant (the “Scheduled Distribution Date”) and, if a Participant so elects, any installment payments shall continue in accordance with the Participant’s election and will be payable no later than sixty (60) days following each anniversary of the Scheduled Distribution Date. The Plan Year designated by the Participant must be at least three (3) Plan Years after the end of the Plan Year to which the Participant’s deferral election described in Section 3.3 relates, unless otherwise provided on an Election Form approved by the Committee in its sole discretion. By way of example, if a Scheduled Distribution is elected for Annual Deferral Amounts, Company Contribution Amounts and/or Supplemental Contribution Amounts that are earned in the Plan Year commencing January 1, 2016, the earliest Scheduled Distribution Date that may be designated by a Participant would be January 1, 2020, and the Scheduled Distribution would become payable in the form selected by the Participant beginning the sixty (60) day period commencing immediately after such Scheduled Distribution Date.”
2.    By replacing Section 4.3 in its entirety with the following:
“4.3    Other Benefits Take Precedence Over Scheduled Distributions.

(a)
Should a Benefit Distribution Date occur that triggers a benefit under Articles 5, 6, 7, 8 or 9, any amounts contributed to a Participant’s Annual Account before June 1, 2016, that are subject to a Scheduled Distribution election under Section 4.1, shall not be paid in accordance with Section 4.1 but shall be paid in accordance with the other applicable Article.

(b)
Should a Benefit Distribution Date occur that triggers a benefit under Articles 5, 8 or 9, any amounts contributed to a Participant’s Annual Account on and after June 1, 2016, that are subject to a Scheduled Distribution election under Section 4.1, shall not be paid in accordance with Section 4.1 but shall be paid in accordance with the other applicable Article.

(c)	Notwithstanding the foregoing, the Committee shall interpret this Section 4.3 in a manner that is consistent with Code Section 409A and related Treasury guidance and Regulations.”

[Signature Page Follows]

IN WITNESS WHEREOF, the Company has caused this amendment to be executed on its behalf by the undersigned officer this 10th day of May, 2016, to be effective as of June 1, 2016.

CNO SERVICES, LLC

By:	/s/ Edward J. Bonach
Edward J. Bonach, President

ATTEST:

/s/ Karl W. Kindig
Karl W. Kindig, Secretary